SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2011
Date of Report (Date of earliest event reported)

NDB Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-52040
(Commission File Number)

98-0195748
(I.R.S. Employer Identification No.)

1200 G Street
NW Suite 800
Washington, DC 20005
(Address of principal executive offices)

(800) 676-1006
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of July 29, 2011, NDB Energy, Inc. (the “Company”) entered into an Asset Purchase Agreement with Mr. James Cerna, Jr. (“Mr. Cerna”) and Acqua Ventures, Inc., pursuant to which the Company acquired the lease to approximately 300 acres of undeveloped land in Gonzales County, Texas for total compensation of one million eight hundred thousand (1,800,000) shares of the Company’s common stock (the “GC APA”). A copy of the GC APA is attached hereto as Exhibit 10.1.

Effective as of July 29, 2011, the Company entered into an Asset Purchase Agreement with Mr. Cerna pursuant to which the Company acquired two leases totaling approximately 120 contiguous acres of land and fourteen wells in Young County, Texas for total compensation of $128,500 (the “YC APA”). Pursuant to the YC APA, the property acquired is subject to an operating agreement with Baron Energy, Inc., an independent oil and gas production, exploitation, and exploration company headquartered in New Braunfels, Texas, with producing assets in the prolific oil producing Permian Basin of West Texas and North Central Texas (“Baron”), pursuant to which Baron operates the wells located on the property and receives a 25% working interest and a 20.3125% net revenue interest. A copy of the YC APA is attached hereto as Exhibit 10.2

Effective as of July 29, 2011, the Company entered into an at-will employment agreement with Mr. Cerna (the “JC Employment Agreement”), pursuant to which Mr. Cerna has been appointed to serve as the Company’s Chief Executive Officer on an at-will basis and will be paid an annual salary of $180,000 in 24 equal bi-monthly payments; for further information see Item 5.02 below. A copy of the JC Employment Agreement is attached hereto as Exhibit 10.3.

SECTION 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective as of July 29, 2011, the Company completed the acquisition of a lease for approximately 300 acres of land in Gonzales County, Texas pursuant to the GC APA. For additional information see Item 1.01 above.

Effective as of July 29, 2011, , the Company completed the acquisition of two leases totaling approximately 120 acres of land and fourteen wells in Young County, Texas pursuant to the YC APA. For additional information see Item 1.01 above.

SECTION 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the GC APA, the Company issued a total of 1,800,000 shares of common stock, par value $0.001; 1,400,000 shares of the Company’s common stock were issued to Mr. Cerna and 400,000 shares of the Company’s common stock were issued to Acqua Ventures, Inc. for the purchase of a lease for approximately 300 acres of land in Gonzales County, Texas. These shares were issued in reliance on, among others, exemptions afforded by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 29, 2011, Mr. Amit S. Dang resigned as the Company’s President and Chief Executive Officer. Mr. Dang remains the Company’s Chief Financial Officer and a member of the Company’s Board of Directors (the “Board”).

Effective as of July 29, 2011, Mr. Cerna was appointed as the Company’s Chief Executive Officer. Pursuant to the terms of the JC Employment Agreement, Mr. Cerna will be paid an annual salary of $180,000, payable in 24 equal bi-monthly installments. Mr. Cerna is eligible to receive stock options based upon approval by the Company’s Board, but did not receive any such options for entering into the JC Employment Agreement. Pursuant to the terms of the JC Agreement, Mr. Cerna’s employment is at-will and may be terminated by either Mr. Cerna or the Company at any time for any reason. Additionally, Mr. Cerna was appointed a member of the Company’s Board, effective as of July 29, 2011. There are no family relationships between Mr. Cerna and any members of the Company’s Board.

Effective as of July 29, 2011, the Board voted to increase the size of the Company’s Board from four (4) to five (5) directors. Effective as of July 29, 2011, Ms. Joanne Lustre resigned as a member of the Company’s Board. Ms. Lustre’s resignation was not due to any disagreements with the Board. The Board intends to fill the vacancy created by Ms. Lustre’s resignation as soon as practicable.

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8. Other Events

None

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Asset Purchase Agreement between James J. Cerna, Jr., Acqua Ventures, Inc. and NDBEnergy, Inc., dated July 29, 2011.

10.2	Asset Purchase Agreement between James J. Cerna, Jr., and NDB Energy, Inc., datedJuly 29, 2011.

10.3	Employment Agreement dated July 29, 2011, between NDB Energy, Inc. and James J.Cerna, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 4, 2011.

NDB Energy, Inc.

By: /s/ James J. Cerna, Jr.
Name:   James J. Cerna, Jr.
Title:     Chief Executive Officer and Director